UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 25, 2006 (August 22, 2006)
GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23401	33-0612983
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)
(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
5.02(b) Resignation of Principal Financial Officer
     On August 22, 2006, James C. Wilson tendered his resignation as Chief Financial Officer of GameTech International, Inc. (the “Company”) effective August 25, 2006. Mr. Wilson’s resignation was due to personal reasons and not as a result of any disagreement with the Company regarding the Company’s operations, policies or practices.
5.02(c) Appointment of Interim Principal Financial Officer
     The Company’s Chief Executive Officer, Jay M. Meilstrup, will act as the Company’s interim Principal Financial Officer while the Board of Directors of the Company conducts a search for a permanent replacement.
     Information about Mr. Meilstrup has been previously disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 15, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.
By:	/s/ Jay M. Meilstrup
Jay M. Meilstrup
President, Chief Executive Officer and Interim Chief Financial Officer

Date: August 25, 2006

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